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                               SECOND AMENDMENT
                                      TO
                               CREDIT AGREEMENT

     This Second Amendment is made this 11th day of March, 1997, by and between ULTIMATE ELECTRONICS, INC., a Delaware corporation (the "Borrower"), NORWEST BANK COLORADO, NATIONAL ASSOCIATION (the "Lender") and NORWEST BUSINESS CREDIT, INC, a Minnesota corporation, as administrative agent for the Lender (the "Administrative Agent").

                                   RECITALS

     The Borrower, the Lender and the Administrative Agent entered into a Credit Agreement dated as of November 21, 1996, as amended (the "Credit Agreement").

     The Borrower has requested that the Lender change certain affirmative covenants in the Credit Agreement and waive certain defaults. The Lender is willing to do so on the terms and subject to the conditions set forth herein.

     NOW THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties hereto agree as follows:

     1. Section 6.13 of the Credit Agreement is hereby amended to read in its entirety as follows:

         "Section 6.13 FINANCIAL COVENANTS. Maintain the following:

         (a) A ratio of current assets to the sum of current liabilities plus the aggregate outstanding balance under the Loan of at least 1.10 to
1.00 computed monthly as at the end of each month. Current assets and current liabilities shall be calculated in accordance with GAAP. For purposes of this SECTION 6.13(a), prepaid expenses and stockholder receivables included in the calculation of current assets shall not exceed $1,250,000.

         (b) Maintain during each of the periods set forth below, a minimum Net Worth calculated as at the end of each month in such period in an amount which is greater than or equal to the amount set forth opposite such period; PROVIDED THAT the minimum Net Worth that the Borrower is required to maintain shall be increased by the sum of 100% of the net proceeds received by the Borrower for the sale of any equity securities after the date of this
Agreement:

               PERIOD                           MINIMUM NET WORTH
               ------                           -----------------

   February 28, 1997 to and including              $41,000,000
         November 30, 1997


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   December 1, 1997 to and including               $43,000,000
         January 31, 1998

         (c) Maintain on each of the dates set forth below a maximum ratio of Funded Indebtness to EBITDA determined for the four fiscal quarters of the Borrower ending on such date that is less than or equal to the ratio set forth opposite such date:

            Date                           Ratio
            ----                           -----

      April 30, 1997                    4.0 to 1.0
      July 31, 1997                     4.0 to 1.0
      October 31, 1997                  3.5 to 1.0
      January 31, 1998                  3.0 to 1.0"

     2. The Lender hereby waives any default or Event of Default of the Borrower, occurring on or prior to January 31, 1997 under the Financial Covenants in Section 6.13(b) and 6.13(c) of the Credit Agreement as of the date any such default or Event of Default occurred.

     3. Except as specifically amended hereby, the Credit Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as the day and year first above written.

                                  ULTIMATE ELECTRONICS, INC.



                                  By: /s/ Alan E. Kessock
                                     -------------------------------------
                                  Its: Vice President
                                     -------------------------------------


                                  NORWEST BANK COLORADO, NATIONAL ASSOCIATION



                                  By: /s/ Karen Hardy
                                     -------------------------------------
                                  Its: Vice President
                                     -------------------------------------


                                  NORWEST BUSINESS CREDIT, INC.



                                  By: /s/ Pamela Klempel
                                     -------------------------------------
                                  Its: Assistant Vice President
                                     -------------------------------------



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